Exhibit 99

Direct General Corporation (Nasdaq: DRCT) May 2005

LEGAL DISCLAIMER This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in the presentation, other than statements of historical fact, are forward-looking statements. You can identify these statements from our use of the words "may", "should", "could", "potential", "continue", "plan", "forecast", "estimate", "project", "believe", "intend", "anticipate", "expect", "target", "is likely", "will", or the negative of these terms, and similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, among other things: ^ statements and assumptions relating to future growth, earnings, earnings per share and other financial performance measures, as well as management's short-term and long-term performance goals; ^ statements relating to the anticipated effects on results of operations or financial condition from recent and expected developments or events; ^ statements relating to our business and growth strategies; and ^ any other statements or assumptions that are not historical facts. We believe that our expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, our past results of operations do not necessarily indicate our future results. We discuss these and other uncertainties in the "Business - Risks Related to our Business" section of the Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission on March 16, 2005. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this presentation. Except as otherwise required by applicable laws, we undertake no obligation to publicly update or revise any forward-looking statements or the risk factors described in this presentation, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

DIRECT GENERAL CORPORATION [Nasdaq: DRCT] Company Strategy Founded April 1991 by current Chairman and CEO William C. Adair, Jr. Control the customer relationship by Eliminating the independent agent Selling directly to the customer through neighborhood sales offices Utilize premium financing as marketing tool by Providing the lowest down payments in the industry Offering unique payments that fit our customers needs Capture all of the revenues traditionally retained by the independent agent Direct General Corporation common stock - [Nasdaq: DRCT] Initial public offering in August 2003; secondary offering in March 2004 Shares outstanding 21.7 million Estimated public float 13 million Market capitalization - May 9, 2005 $381 million

TRADITIONAL BUSINESS MODEL Used by most nonstandard auto insurers Independent Agent Contractually Controls the Customer Relationship Determines which Insurance Company will receive the business Independent Agent captures much of the ancillary revenues Insurance Company competes largely on premium rates commissions paid to independent agent Insurance Company operates under a largely variable cost distribution structure Independent Agent Auto Insurance Company Life Insurance Company Other Insurance Company Premium Finance Company Premium Finance Company Customer

DIRECT GENERAL BUSINESS MODEL We control the customer relationship Captures virtually all sources of revenue Insurance premiums Premium finance and billing fees Agency and other fees Other insurance and non-insurance revenues Multiple competitive pricing options Down payment Unique payment plans Premium rate Largely fixed cost distribution through salaried employee agents Leveraging cost structure by introducing new products Vehicle protection plan (1998) Term life insurance (1999) Direct prepaid Visa card (2004) Direct Cash Advance (2004) Expense ratios virtually unattainable by other insurance companies Customer Agency Premium Finance Company Insurance Company The Direct Difference! We Own it all!

THE CUSTOMER Generally don't qualify for standard market for financial reasons Not the typical non-standard risk 75% with clean driving record 98% buy minimum limits 96% of customers finance premiums (excluding Texas) Buy multiple products Virtually all customers visit neighborhood sales office to complete sales transaction Most customers visit at least monthly to make payments Our model meets our customers needs

HISTORICAL REVENUE GROWTH 1999 2000 2001 2002 2003 2004 1Q04 1Q05 Gross Premiums Written 204.1 230.9 293.2 403.4 520.4 590.5 197.6 191.1 $293.2 $403.4 Gross Revenues $520.4 Growth Rate 27% 38% 29% 14% n/a (3.3%) 26% CAGR $590.5 $197.6 $191.1

CHANGING COMPETITION Historical Perceptive The Independent Agent We out market the independent agent Over 460 conveniently located neighborhood sales offices Flexible payment plans and low down payments The Insurance Company Competes with other insurance companies for the independent agent's business Competes primarily on: Price of the insurance product Agent commissions and incentives paid Changing Environment The Independent Agent - little change The Insurance Company Increased advertising - including movement towards direct response media advertising Standard insurers competing for the higher end nonstandard customer Overall rates have stabilized resulting in fewer customers shopping

OUR RESPONSE TO CHANGING COMPETITION Remain focused on our expansion efforts in Texas, Missouri and Virginia ($8.5 billion market opportunity) Continue to capitalize on our business model Neighborhood sales offices Multiple payment plans and attractive down payments Competitive insurance rates and fee structures Introduction of additional ancillary products Introduction of other insurance products Evaluate and implement alternative distribution channels Expand our Internet sales capabilities Allow our customers to operate entirely through the mail Develop a broader multi-media advertising approach Engaged national advertising agency, PGC, a subsidiary of Omni Media, in May 2005 Expanding TV advertising hours to be in line with call center hours in a core market state Enhance automobile pricing sophistication Develop more tier pricing through use of generalized linear modeling (GLM) Consider expanded use of credit scoring for both insurance pricing and determination of premium finance down payments Expand call center hours until 10:00 PM

BUSINESS MODEL STRENGTHS - SIGNIFICANT ANCILLARY INCOME Most customers purchase multiple products/services GWP - Auto GWP - Life Premium Finance Income Commission & Service Fee Income Net Investment Income 2002 154 7.3 12.2 14.3 3.3

2002 2003 2004 1Q04 1Q05 Life Premium Written 7.6 13.5 18.4 6.1 7.3 Commissions & Fees on VPP 16.3 22.3 34.1 9.8 10.1 LIFE AND COMMISSION & SERVICE FEE INCOME

NEW ANCILLARY PRODUCTS Direct Prepaid Visa All customers calling for insurance quotes are advised of the new product offering Well received by our customers 122,000 cards issued to date including approximately 60,000 in Q1 2005 $6 million in loads and gross revenues of $0.6 million in Q1 2005 Direct Cash Advance Significant overlap of customers Increases store traffic and potential customer base Market is rapidly expanding Borrowers in the upper tier of Direct policyholders Subject to regulatory approval, full implementation in our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005 our states that have enabling legislation by Q4 2005

RECENT HIGHLIGHTS AND REVIEW 2004 HIGHLIGHTS: Strong growth of Gross Revenues of approximately 14% Net Income of $54 Million, the highest in our 13 year history Maintain a higher than Industry standard ROE of 25.3% Texas Premiums written of approximately $30 million an increase of 89.7% Opened approximately 13 new offices in Texas Begin branding of Direct name through television advertising campaign Missouri - commenced sales of auto, life and ancillary products Continued Grown in sale of new ancillary products Direct Prepaid Visa, a private label Visa debit card program Direct Cash Advance, a payday consumer loan program

EARNINGS GROWTH (1) Pro forma for the effect of the write-off of balances recoverable from Reliance Insurance Company in the 4th quarter of 2001. 1Q01 2Q01 3Q01 (1) 4Q01 1Q02 2Q02 3Q02 4Q02 (2) 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Operating Income 0.6 0.5 2.3 4.4 4.6 5.8 7 13.6 9.8 10.134 11.7 11.4 15 16 14.3 1999 2000 2001 (1) 2002 2003 2Q02 6M03 2004 1Q04 1Q05 Operating Income 7.4 -1.7 7.8 31 43.1 10.371 19.9 54 15 13.6 Net Income

1998 1999 2000 2001 2002 2003 2004 Q1 2005 HISTORICAL GROSS LOSS & LAE RATIO

FAVORABLE COST STRUCTURE We have leveraged our largely fixed cost structure through Focus on maintaining or increasing premium growth in our existing sales offices Increased penetration of ancillary product sales Introduction of new products Our cost structure results in expense ratios virtually unattainable by other insurance companies 1998 1999 2000 2001 2002 2003 2004 1Q04 1Q05 Net Expense Ratio 0.257 0.186 0.133 0.123 0.021 0.011 0.043 0.004 0.075 Gross Expense Ratio 0.135 0.091 0.067 0.053 0.085 Expense Ratio* Net Expense Ratio = (operating expenses less ancillary income) / net premiums earned Gross Expense Ratio = (operating expenses less ancillary income plus ceding commissions) / gross premiums earned

LONG TERM GROWTH OPPORTUNITIES New state expansion opportunities Planned Purchase of 38 State Licensed P&C company shell $18 billion* additional market opportunity Organic sales office growth Agency acquisitions Successfully integrated 14 acquired agencies representing over 250 sales offices New product opportunities Renter's contents and Homeowner's / Low Value Dwelling Insurance Boat, Motorcycle and Personal Watercraft Insurance Continued exploration of new financial services products Alternative Distribution Channels Internet Phone Sales *Market size compiled from data provided by A.M. Best Company for year ended December 31, 2004

INVESTMENT IN DRCT 2005 Expectations Excess of 20% return on average equity Operating results Gross revenues flat to slightly down during the first half of 2005 Growth opportunities as initiatives begin to take hold in second half of year Continued expansion in Texas, Missouri and Virginia Effectiveness of new advertising campaigns Continued roll-out of ancillary products Potential improvement in loss ratio from exit of Miami market Expense ratio between 7% and 8% Most compelling business model in the industry Control of the customer relationship Captures virtually all sources of revenue Largely fixed cost distribution Expense ratios virtually unattainable by other insurance companies Leverage existing infrastructure by offering new insurance and other financial products Industry leading Return on Average Equity 22% - Q1 2005 (Annualized) 25% - 2004 36% - 2003 We have it all because we own it all!